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                                                                  EXHIBIT 10.fff

                  FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT




      THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "AMENDMENT") is made and entered into as of January 23, 1997, by and among OVERSEAS PARTNERS CAPITAL CORP., a Delaware corporation ("BUYER"), CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII, an Illinois limited partnership ("CARLYLE"), URBAN INVESTMENT AND DEVELOPMENT CO., an Illinois general partnership ("URBAN"), and JMB REALTY CORPORATION, a Delaware corporation ("JMB").

                                 RECITALS

      WHEREAS, Buyer, Carlyle, Urban and JMB are parties to that certain agreement (the "PURCHASE AGREEMENT") captioned "PURCHASE AND SALE AGREEMENT", dated as of December 31, 1996.

      WHEREAS, the parties desire to make certain amendments to the Purchase Agreement.

      NOW, THEREFORE the parties hereby amend the Purchase Agreement as follows:

      Section 1. Definition of Purchase Price. The definition of "Purchase Price" set forth in Section 1 of the Purchase Agreement is hereby modified replaced with the following:

      "PURCHASE PRICE" means the sum of Seventy One Million Nine Hundred Eighty Nine Thousand One Hundred Sixty and 50/100 Dollars ($71,989,160.50).

      Section 2. Acknowledgement. The parties hereby acknowledge and agree that the amended definition of the Purchase Price provided for in Section 1 of this Amendment reflects the adjustments required by Section 6D(3) of the Purchase Agreement and certain other adjustments agreed upon by the parties, subject to the last two sentences of Section 6D(4) of the Purchase Agreement. The Purchase Price remains subject to the adjustments and prorations provided for in Section 6D of the Purchase Agreement (other than Section 6D(3) of the Purchase Agreement), which are reflected on the Closing Statement executed by the parties on the date hereof, but such adjustments and prorations remain subject to the last two sentences of Section 6D(4) of the Purchase Agreement.

      Section 3. LLC Agreement and Consulting Agreement. The forms of the LLC Agreement and Consulting Agreement attached as Exhibits "B" and "D" to


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the Purchase Agreement, respectively, are hereby replaced with the forms of the
LLC Agreement and Consulting Agreement attached hereto.

      Section 4. Entire Agreement. The Purchase Agreement as amended by this Amendment constitutes the entire agreement between the parties regarding the subject matter thereof.

      Section 5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                  Buyer:

                  OVERSEAS PARTNERS CAPITAL CORP.,
                  a Delaware corporation

                  By: /s/ Bruce M. Barone
                     --------------------------------
                  Name: Bruce M. Barone
                       ------------------------------
                  Title: President
                        -----------------------------

                  Carlyle:

                  CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII, an Illinois limited partnership

                  By:  JMB REALTY CORPORATION,
                       a Delaware corporation
                       Its General Partner

                       By: /s/ Paul C. Nielsen
                          ---------------------------
                       Name:   Paul C. Nielsen
                            -------------------------
                       Title:     SVP
                             ------------------------


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                  Urban:

                  URBAN INVESTMENT AND DEVELOPMENT CO.,
                  an Illinois general partnership

                  By: JMB REALTY CORPORATION,
                      a Delaware corporation
                      Its Managing General Partner

                      By:   /s/ Paul C. Nielsen
                            -------------------------
                      Name:     Paul C. Nielsen
                            -------------------------
                      Title:         SVP
                            -------------------------

                  JMB:

                  JMB REALTY CORPORATION,
                  a Delaware corporation

                  By:   /s/ Paul C. Nielsen
                        ----------------------------
                  Name:     Paul C. Nielsen
                        ----------------------------
                  Title:        SVP
                        ----------------------------


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     20.  Successors and Assigns.  All provisions of this Agreement shall be effective on the date hereof, and shall be binding upon and inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

COPLEY FUNDING CORPORATION

By: Paul C. Nielsen
   -----------------------
   Name:  Paul C. Nielsen
   Title: Vice President

COPLEY FINANCING CORPORATION

By: /s/
   -----------------------
   Name:  /s/
   Title: President


COPLEY PLACE ASSOCIATES NOMINEE CORPORATION

By: Paul C. Nielsen
   -----------------------
   Name:  Paul C. Nielsen
   Title: Vice President

THE AETNA CASUALTY AND SURETY COMPANY

By: Susan W. Lewis
   -----------------------
   Name:  Susan W. Lewis
   Title: Vice President

COPLEY PLACE ASSOCIATES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY

By: JMB Realty Corporation, a Delaware corporation, Member

    By: Paul C. Nielsen
       -------------------
       Name:  Paul C. Nielsen
       Title: Senior Vice President

By: Overseas Partners Capital Corp., a Delaware corporation, Member

    By: Bruce M. Barone
       -------------------
       Name:  Bruce M. Barone
       Title: President


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